UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2024 (April 19, 2024)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6280 America Center Drive, Suite 200

San Jose, California, 95002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW*	The Nasdaq Global Market*
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW*	The Nasdaq Global Market*

*

On April 3, 2024, The Nasdaq Stock Market LLC determined to delist View, Inc.’s Class A common stock, par value $0.0001 per share, and redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share, and to suspend trading thereof on April 5, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 19, 2024, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of View, Inc. (the “Company”).

PwC’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 (the “Report”), did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Report included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. PwC has not audited the Company’s financial statements as of and for the fiscal year ended December 31, 2023.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 19, 2024, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in our internal control over financial reporting reported in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, each of which was discussed between the Company’s Audit Committee and PwC:

We did not design or maintain an effective internal control environment that meets our accounting and reporting requirements. Specifically, we did not have a sufficient complement of personnel with an appropriate degree of accounting knowledge and experience to appropriately analyze, record and disclose accounting matters commensurate with our accounting and reporting requirements and lacked related internal controls necessary to satisfy our accounting and financial reporting requirements. Additionally, we did not demonstrate a commitment to integrity and ethical values. These material weaknesses contributed to the following additional material weaknesses: we did not design or maintain effective controls with respect to revenue and receivables and warranty-related obligations. These material weaknesses in our control environment and in our warranty-related obligations process resulted in the need to restate our consolidated financial statements for the years ended December 31, 2020 and 2019, the unaudited quarterly financial information for the quarter ended March 31, 2021 and the unaudited quarterly financial information for each of the quarters in the year ended December 31, 2020. The material weakness in our revenues and receivables process resulted in adjustments that were not material to our annual or interim financial statements.

The Company remediated previously identified material weaknesses as of December 31, 2022:

•

We did not design or maintain effective controls in response to the risks of material misstatement, including designing and maintaining formal accounting policies, procedures, and controls over significant accounts and disclosures to achieve complete, accurate and timely financial accounting, reporting and disclosures, including with respect to inventory, equity and derivative liabilities, leasing arrangements, property, plant, and equipment, stock-based compensation, and period-end financial reporting.

•

We did not design or maintain effective controls over information technology (“IT”) general controls for information systems that are relevant to the preparation of our financial statements. Specifically, we did not design or maintain: (i) program change management controls for financial systems relevant to our financial reporting to ensure that information technology program and data changes affecting financial IT applications and underlying accounting records are identified, tested, authorized and implemented appropriately; (ii) user access controls to ensure appropriate segregation of duties and that adequately restrict user and privileged access to financial applications, programs, and data to appropriate personnel; (iii) computer operations controls to ensure critical data interfaces between systems are appropriately identified and monitored, data backups are authorized and monitored, and restorations are tested; and (iv) testing and approval controls for program development to ensure that new software development is aligned with business and IT requirements.

The Company provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not PwC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter to the SEC, dated April 25, 2024, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name: Bill Krause
Title: Chief Legal Officer

Dated: April 25, 2024